UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2026

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 Aspen Grove Drive, Suite 900 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Acadia Healthcare Company, Inc. (the “Company”) held its annual meeting of stockholders on May 6, 2026 (the “Annual Meeting”). The proposals considered at the Annual Meeting were voted on as follows:

1.  The individuals listed below were elected to serve as Class III directors until the Company’s annual meeting of stockholders in 2029 or until their successors have been elected and take office. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Daniel J. Cancelmi	80,276,613	608,441	50,781	5,002,484
Michael J. Fucci	73,587,992	7,296,976	50,867	5,002,484
Patrice A. Harris, M.D., M.A.	80,535,426	350,255	50,154	5,002,484

2. The Company’s stockholders approved a second amendment to the Acadia Healthcare Company, Inc. Amended and Restated Incentive Compensation Plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
80,102,444	779,641	53,750	5,002,484

3.  The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the Company’s definitive proxy statement filed with the SEC on March 25, 2026), by the following vote:

For	Against	Abstain	Broker Non-Votes
60,889,503	19,942,924	103,408	5,002,484

4. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the following vote:

For	Against	Abstain
83,941,435	1,947,371	49,513

Description of Business

Unless the context otherwise requires, all references herein to “Acadia,” “the Company,” “we,” “us” or “our” mean Acadia Healthcare Company, Inc. and its consolidated subsidiaries. Acadia Healthcare Company, Inc. is a holding company whose direct and indirect subsidiaries own and operate acute inpatient psychiatric facilities, specialty treatment facilities, comprehensive treatment centers, residential treatment centers and facilities providing outpatient behavioral healthcare services to serve the behavioral healthcare and recovery needs of communities throughout the U.S. and Puerto Rico.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Acadia Healthcare Company, Inc. Amended and Restated Incentive Compensation Plan, as amended (a)

10.2	Second Amendment to the Acadia Healthcare Company, Inc. Amended and Restated Incentive Compensation Plan (b)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(a)	Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed with the SEC on March 25, 2026 (File No. 001-35331).
(b)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on March 25, 2026 (File No. 001-35331).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2026	ACADIA HEALTHCARE COMPANY, INC.

	By:	/s/ Brian P. Farley
Brian P. Farley
Executive Vice President, Chief Legal and Administrative Officer, and Secretary